UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2022

AMCI Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40282	86-1763050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

(203) 625-9200

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	AMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50	AMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 16, 2022, the Audit Committee of the Board of Directors of LanzaTech NZ, Inc. (“LanzaTech”), after discussion with management of LanzaTech and LanzaTech’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), concluded that LanzaTech’s previously issued audited consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 (the “Affected Periods”) should no longer be relied upon. Similarly, Deloitte’s audit opinions, investor presentations and other communications describing LanzaTech’s financial statements for the Affected Periods should no longer be relied upon.

LanzaTech intends to restate its previously issued consolidated financial statements for the Affected Periods included in the Registration Statement (as defined below) as soon as reasonably practicable. The restatement primarily concerns the accounting of intra-entity profit eliminations between LanzaTech and LanzaJet, Inc. (“LanzaJet”) and certain audit adjustments by LanzaTech's equity method investee, LanzaJet, affecting the amount of equity method losses that LanzaTech has recognized for the Affected Periods.

LanzaTech maintains its existing outlook regarding the sustainable aviation fuel market and LanzaJet. LanzaTech’s previously announced right to be issued additional LanzaJet shares on LanzaJet’s investors’ second tranche investments in LanzaJet remains unchanged.

AMCI Acquisition Corp. II (“AMCI”) is furnishing the information in this Item 7.01 of this Current Report on Form 8-K (this “Current Report”) in connection with its previously announced business combination with LanzaTech (the “business combination”), as a result of the need to include LanzaTech’s audited financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 in an amendment to the registration statement on Form S-4 (the “Registration Statement”) filed by AMCI with the Securities and Exchange Commission (the “SEC”) in connection with the business combination. This Current Report does not reflect or signify in any way a determination by AMCI’s Board of Directors, AMCI’s Audit Committee or any other director or officer of AMCI regarding AMCI’s previously issued financial statements, which can continue to be relied upon in the form in which they have been filed with the SEC.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

The proposed business combination will be submitted to stockholders of AMCI for their consideration. AMCI has filed the Registration Statement, which includes both a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement to be distributed to AMCI's stockholders in connection with AMCI's solicitation of proxies for the vote by its stockholders in connection with the business combination and other matters as described in the Registration Statement. AMCI urges its investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed by AMCI with the SEC, because these documents will contain important information about AMCI, LanzaTech and the business combination. After the Registration Statement is declared effective, AMCI will mail the definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the Registration Statement, including the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the business combination and other documents filed by AMCI with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a request to: AMCI Acquisition Corp. II, 600 Steamboat Road, Greenwich, CT 06830.

Participants in the Solicitation

AMCI and LanzaTech and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this Current Report under the rules of the SEC. Information about the directors and executive officers of AMCI is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AMCI stockholders in connection with the proposed business combination is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus). Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of AMCI and LanzaTech. These statements are based on the beliefs and assumptions of the management of AMCI and LanzaTech. Although AMCI and LanzaTech believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither AMCI nor LanzaTech can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, AMCI’s or LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, factors relating to the proposed business combination, including the parties’ ability to meet the closing conditions of the proposed business combination; the uncertainty of the projected financial information with respect to LanzaTech; the level of AMCI stockholder redemptions, if any; the ability to realize the benefits expected from the business combination; and the ability to list and maintain such listing of the combined company’s securities following the business combination; factors relating to the business, operations and financial performance of LanzaTech, including with respect to LanzaTech’s development activities, industry partnerships and intellectual property rights; and other factors, such as market opportunities for the combined company, AMCI’s or the combined company’s ability to raise additional financing in connection with the proposed business combination or otherwise in the future, and the impacts of COVID-19 on the combined company’s business; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of AMCI filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can AMCI or LanzaTech assess the impact of all such risk factors on the businesses of AMCI and LanzaTech prior to the business combination, and the combined company following the business combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to AMCI or LanzaTech or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. AMCI and LanzaTech prior to the business combination, and the combined company following the business combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

This Current Report shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP. II

By:	/s/ Nimesh Patel
	Name:	Nimesh Patel
	Title:	Chief Executive Officer

Date: August 17, 2022